Exhibit 4.1

NUMBER		SHARES

AR

COMMON STOCK	[Approach Resources Inc. Logo]	COMMON STOCK

INCORPORATED UNDER THE LAWS		CUSIP 03834A 10 3
OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS

APPROACH RESOURCES INC.
This Certifies that **[Specimen Stamp]**
is the owner of **[Zero (0)]**
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF $0.01 PAR VALUE EACH OF
APPROACH RESOURCES INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Restated Certificate of Incorporation and Restated Bylaws of the Corporation, as now or hereafter amended.
     This certificate is not valid unless countersigned and registered by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

/s/ J. Curtis Henderson	[Approach Resources Inc. Seal]	/s/ J. Ross Craft

SECRETARY		PRESIDENT

COUNTERSIGNED & REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR
By:
      AUTHORIZED SIGNATURE

APPROACH RESOURCES INC.
     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DEISGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —		Custodian

TEN ENT	— as tenants by the entireties		(Cust)		(Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as tenants

	in common		(State)
		UNIF TRF MIN ACT —		Custodian (until age )

			(Cust)		(Minor)
under Uniform Transfers to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

(Please Insert Social Security or other Identifying Number of Assignee)
                                         Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                         Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.